UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2008

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts	01960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-977-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Analogic Corporation on April 15, 2008 (the “Original Form 8-K”) to provide the historical and pro forma financial information required pursuant to Item 9.01 of Form 8-K. All other items of the Original Form 8-K are unchanged and are incorporated herein by reference. The Original Form 8-K reported that Analogic Corporation completed the acquisition of Copley Controls Corporation on April 14, 2008 for estimated total consideration of $78.675 million.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Copley Controls Corporation required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.2 of this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.3 of this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 5, 2008, by and among Analogic Corporation, Canton Merger Corporation, Copley Controls Corporation (“Copley”), the Principal Shareholders of Copley named therein, the Additional Shareholders of Copley named therein and Matthew Lorber, as the Securityholders’ Representative (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Analogic Corporation on March 6, 2008)

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press release, dated April 15, 2008, issued by Analogic Corporation (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Analogic Corporation on April 15, 2008)

99.2	Audited consolidated financial statements of Copley Controls Corporation as of and for the years ended December 29, 2007 and December 30, 2006

99.3	Unaudited pro forma condensed consolidated financial data of Analogic Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

June 3, 2008	By:	/s/ JOHN J. MILLERICK
Name: JOHN J. MILLERICK
Title: Senior Vice President, Chief Financial Officer, and Treasurer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 5, 2008, by and among Analogic Corporation, Canton Merger Corporation, Copley Controls Corporation (“Copley”), the Principal Shareholders of Copley named therein, the Additional Shareholders of Copley named therein and Matthew Lorber, as the Securityholders’ Representative (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Analogic Corporation on March 6, 2008)

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press release, dated April 15, 2008, issued by Analogic Corporation (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Analogic Corporation on April 15, 2008)

99.2	Audited consolidated financial statements of Copley Controls Corporation as of and for the years ended December 29, 2007 and December 30, 2006

99.3	Unaudited pro forma condensed consolidated financial data of Analogic Corporation